UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2023

Morgan Stanley

(Exact Name of Registrant

as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2023, the Board of Directors of Morgan Stanley (the “Company”) approved and adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of December 7, 2023, to designate (i) the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, the federal district court of the State of Delaware, as the exclusive forum for bringing certain actions against the Company, and (ii) the federal district courts of the United States as the exclusive forum for bringing claims under the Securities Act of 1933, as amended, in each case, unless the Company otherwise consents to an alternative forum.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Morgan Stanley, adopted on December 7, 2023.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	December 8, 2023	By:	/s/ Martin Cohen
			Name:	Martin Cohen
			Title:	Corporate Secretary